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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 12, 1997


                     INTEGRATED PROCESS EQUIPMENT CORP.
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           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                      0-20470                  77-0296222
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(STATE OR OTHER JURISDICTION OF  (COMMISSIONS FILED NUMBER)   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

                               911 BERN COURT
                             SAN JOSE, CA  95112
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        (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (408) 436-2170

                               NOT APPLICABLE
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        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 5.   OTHER EVENTS
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     The information which is set forth in the Registrant's press release dated
September 12, 1997 is incorporated herein by reference.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS
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(c) Exhibits

     A copy of the September 12, 1997 press release is filed as an exhibit to this Current Report on Form 8-K.


                                     -2-
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     Pursuant to the requirements of the Securities Exchange Act of 1934,
Integrated Process Equipment Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Integrated Process Equipment Corp.


                              BY:   /s/ JOHN S. HODGSON
                                  -------------------------------------------
                                  John S. Hodgson
                                  Vice President and Chief Financial Officer



Date: September 12, 1997


                                     -3-
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                                EXHIBIT INDEX



Exhibit
Number                        Exhibit Title
------                        -------------

99.1*     --   Text of Press Release Dated September 12, 1997.




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*  Filed herewith